UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-4216

Dreyfus California Tax Exempt Money Market Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices)(Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	3/31

Date of reporting period:	3/31/04

SSL-DOCS2 70128344v9

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus California
Tax Exempt Money
Market Fund

ANNUAL REPORT March 31, 2004

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus dis-
claims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
22	Report of Independent Auditors
23	Important Tax Information
24	Board Members Information
26	Officers of the Fund
F O R M O R E I N F O R M AT I O N
Back Cover

Dreyfus California
Tax Exempt Money Market Fund
The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus California Tax Exempt Money Market Fund covers the 12-month period from April 1, 2003, through March 31, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Joseph Irace.

Yields of money market instruments fell to their lowest level in a generation during the reporting period after the Federal Reserve Board (the “Fed”) reduced short-term interest rates to 1% in late June 2003. Although the economy began to rebound soon thereafter, sluggish job growth has helped keep a lid on potential inflationary pressures, and the Fed has exercised patience in maintaining its accommodative monetary policy. As a result, money market yields have continued to hover near historically low levels.

Although our analysts and portfolio managers work hard to identify trends that may move the markets, no one can know with complete certainty what lies ahead for the U.S. economy and the money mar-kets.As always, we encourage you to review your investments regularly with your financial advisor, who may be in the best position to suggest ways to position your portfolio for the opportunities and challenges of today’s financial markets.

Thank you for your continued confidence and support.

Sincerely,

Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
April 15, 2004

DISCUSSION OF FUND PERFORMANCE

Joseph Irace, Portfolio Manager

How did Dreyfus California Tax Exempt Money Market Fund perform during the period?

For the 12-month period ended March 31, 2004, the fund produced a yield of 0.43%.Taking into account the effects of compounding, the fund produced an effective yield of 0.43%.1

We attribute the fund’s returns to low interest rates, including a federal funds rate that fell to 1% during the reporting period. However, a substantial supply of newly issued California securities helped keep tax-exempt yields high relative to yields of comparable-term taxable money market securities during much of the reporting period.

What is the fund’s investment approach?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund normally invests substantially all of its net assets in municipal obligations that provide income exempt from federal and California state personal income taxes.

In pursuing the fund’s investment approach, we normally employ two primary strategies. First, we attempt to add value by constructing a portfolio of high-quality money market instruments that provide income exempt from federal and California state personal income taxes. Second, we actively manage the fund’s weighted average maturity in anticipation of what we believe to be supply-and-demand changes in California’s short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the fund’s weighted average maturity, which should position the fund to purchase new securities with then-current higher yields, if higher yields materialize as a result of an increase in short-term sup-ply.Yields tend to rise when there is an increase in new-issue supply

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

competing for investor interest. New securities are generally issued with maturities in the one-year range, which would tend to lengthen the fund’s weighted average maturity. If we anticipate limited new-issue supply, we may extend the fund’s weighted average maturity to maintain then-current yields for as long as we deem practical.At other times, we typically try to maintain a weighted average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

What other factors influenced the fund’s performance?

The U.S economy had been mired in weakness before the start of the reporting period, as geopolitical tensions, restrained corporate spending and a declining stock market took their toll. However the economic outlook began to improve dramatically in early April. In addition, Congress enacted a number of stimulative tax cuts in the spring, and investors began to look forward to stronger economic growth. Nonetheless, citing potential deflationary pressures and rising unemployment, the Federal Reserve Board (the “Fed”) reduced short-term interest rates in late June 2003, its thirteenth consecutive rate cut since January 2001.

When more evidence of sustainable economic growth emerged during the summer of 2003, longer-term bond prices fell sharply. However, because money market yields were anchored by the 1% federal funds rate and the Fed repeatedly affirmed its commitment to an accommodative monetary policy, yields of tax-exempt money market securities remained relatively stable during the second half of the reporting period.

At the time, California was in the midst of political turmoil as record-setting budget deficits loomed and the campaign to recall the state’s governor gained momentum.The state’s fiscal crisis led to a substantially larger issuance of short-term debt in 2003, which put upward pressure on yields of these securities. At times during the reporting period, yields of California tax-exempt instruments exceeded those of comparable-term taxable securities.After the election of a new gover-

nor in October, political turmoil began to wane, and by the reporting period’s end voters had approved a borrowing plan to address many of the state’s more immediate fiscal problems. As a result, much of the uncertainty that had plagued the California market was removed, taking some of the upward pressure off money market yields.

In this challenging market environment, we continued to invest primarily in money market securities backed by third party insurance or bank letters of credit.2 As such, we sought attractive values among smaller blocks of insured securities from school districts and other localities.

What is the fund’s current strategy?

Due to encouraging signs of a more robust U.S. economy, we are hopeful that short-term interest rates have bottomed and that we may begin to see more opportunities for higher yields.Although challenges remain for California, including the need to address its longer-term structural budget deficit, the state government appears to be taking steps to improve its fiscal situation. In addition, California has begun to see signs of higher revenues from personal and corporate income taxes in the stronger economy.

We have continued to focus on municipal securities with what we believe to be strong credit characteristics, and we have continued to attempt to diversify the fund’s assets as much as we deem practical. In our view, these are prudent strategies as investors continue to adjust to a stronger economy.

April 15, 2004

1	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate. Income may be subject to state and local taxes for non-California residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors.An investment in the fund is not insured or guaranteed by the FDIC or the U.S. government.Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

2	Insurance on individual securities extends to the repayment of principal and the payment of interest in the event of default. It does not extend to the market value of the fund’s securities or the value of the fund’s shares.

The Fund 5

STATEMENT OF INVESTMENTS
March 31, 2004

	Principal
Tax Exempt Investments—99.5%	Amount ($)		Value ($)

California—98.9%
Alameda County Industrial Development Authority
Industrial Revenue, VRDN (Intermountain Trading)
1.22% (LOC; California State Teachers Retirement)	130,000	[a]	130,000
City of Anaheim, Electric Power and Light Revenue
5%, 10/1/2004 (Insured; AMBAC)	115,000		117,195
Antelope Valley Union High School District, GO Notes
3%, 8/1/2004 (Insured; MBIA)	100,000		100,648
Bay Area Governments Association
Grant Revenue (Bart SFO Extension)
3.375%, 6/15/2004 (Insured; AMBAC)	100,000		100,464
State of California, RAW
2%, 6/16/2004 (Liquidity Facility: Lehman Brothers,
Merrill Lynch and Societe Generale)	11,000,000		11,019,912
California Educational Facilities Authority, College
and University Revenue, VRDN:
(Loyola Marymount University) 1.05%
(Insured; MBIA and Liquidity Facility;
Allied Irish Bank)	700,000	[a]	700,000
(University of Judaism) 1.05% (LOC; Allied Irish Bank)	3,400,000	[a]	3,400,000
California Health Facilities Financing Authority, Revenues
VRDN (Adventist Health System/Sunbelt)
1% (LOC; U.S. Bank NA)	4,210,000	[a]	4,210,000
California Housing Finance Agency, Revenue
(Home Mortgage):
1.15%, 8/1/2004 (Liquidity Facility: Bank of
Nova Scotia and State Street Bank and Trust Co.)	1,000,000		1,000,000
5.20%, 8/1/2004 (Insured; MBIA)	125,000		126,572
California Infrastructure and Economic Development Bank
VRDN:
IDR (Lance Camper Manufacturing Corp.)
1.12% (LOC; Comerica Bank)	2,340,000	[a]	2,340,000
Revenue (Los Angeles SPCA Project)
1.02% (LOC; The Bank of New York)	6,200,000	[a]	6,200,000
California Pollution Control Financing Authority, SWDR
VRDN:
(Mission Trail Waste System)
1.14% (LOC; Comerica Bank)	1,300,000	[a]	1,300,000
(Norcal Waste System Inc. Project)
1.09% (LOC; Fleet National Bank)	3,625,000	[a]	3,625,000
(Waste Management Inc. Project)
1.09% (LOC; JPMorgan Chase Bank)	5,000,000	[a]	5,000,000

6

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

California (continued)
California School Cash Reserve Program Authority
Education Revenue 2%, 7/6/2004 (Insured; AMBAC)	850,000		851,930
California State Public Works Board, LR, Refunding
(State Prisons) 5.25%, 12/1/2004 (Insured; MBIA)	100,000		102,671
California Statewide Communities Development Authority:
Revenue:
(Kaiser Permanente):
1.08%, 4/1/2005	3,000,000		3,000,000
CP 1.04%, 8/11/2004	3,000,000		3,000,000
Refunding (Sherman Oaks Project)
5%, 8/1/2004 (Insured; AMBAC)	100,000		101,281
VRDN:
MFHR (Cameron Park Apartments)
1.16% (Liquidity Facility; Merrill Lynch)	2,920,000	[a]	2,920,000
Private Schools Revenue (St. Mary’s & All Angels
School) 1.05% (LOC; Allied Irish Bank)	8,000,000	[a]	8,000,000
California Statewide Communities Development
Corporation, Industrial Revenue, VRDN:
(Andercraft Products Inc.) 1.22%
(LOC; California State Teachers Retirement)	345,000	[a]	345,000
(DV Industries) 1.22% (LOC; California State
Teachers Retirement)	945,000	[a]	945,000
(J. Michelle) 1.22% (LOC; California State
Teachers Retirement)	1,100,000	[a]	1,100,000
(Lustre California) 1.07% (LOC; Comerica Bank)	2,940,000	[a]	2,940,000
(Redline Project) 1.22% (LOC; California State
Teachers Retirement)	850,000	[a]	850,000
(Zieman Manufacturing Co. Project) 1.22%
(LOC; California State Teachers Retirement)	245,000	[a]	245,000
Cardiff School District, GO Notes
4.10%, 8/1/2004 (Insured; FGIC)	100,000		100,979
Carson Redevelopment Agency, Tax Allocation Revenue
(Merged Project Area) 2%, 10/1/2004 (Insured; MBIA)	440,000		441,851
Central Union High School District-Imperial County
GO Notes, Refunding 3%, 8/1/2004 (Insured; FGIC)	200,000		201,248
Cerritos Community College District, COP
2%, 9/1/2004 (Insured; AMBAC)	200,000		200,702
Chaffey Community College District, GO Notes
3%, 7/1/2004 (Insured; FSA)	200,000		200,963
Chico, MFHR, Refunding, VRDN
(Sycamore Glen) 1.15% (LOC; Bank of America)	1,890,000	[a]	1,890,000

The Fund 7

STATEMENT OF INVESTMENTS (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)	Value ($)

California (continued)
Chino Hills, COP, Refunding (Water System Project)
2%, 6/1/2004 (Insured; FGIC)	940,000	941,319
Chula Vista Elementary School District, GO Notes:
5%, 8/1/2004 (Insured; FSA)	200,000	202,654
Election of 1998 3.50%, 8/1/2004 (Insured; FGIC)	100,000	100,792
Coachella Valley Unified School District, COP
2.50%, 9/1/2004 (Insured; MBIA)	355,000	356,985
Corona Redevelopment Agency, Tax Allocation Revenue
Refunding (Redevelopment Project Area A)
7.50%, 9/1/2004 (Insured; FGIC)	100,000	102,648
Desert Sands Unified School District, COP, Refunding
4%, 3/1/2005 (Insured; MBIA)	230,000	235,957
East Side Union High School District-Santa Clara County
GO Notes, Refunding 2.20%, 8/1/2004 (Insured; MBIA)	450,000	451,795
Eastern Municipal Water District, Water and Sewer Revenue
Refunding, COP 5%, 7/1/2004 (Insured; FGIC)	550,000	555,259
El Camino Community College District, GO Notes
Election of 2002 2.50%, 8/1/2004 (Insured; MBIA)	130,000	130,604
Escondido Union School District, GO Notes, Refunding:
6%, 9/1/2004 (Insured; FGIC)	520,000	530,594
5.75%, 11/1/2004 (Insured; MBIA)	100,000	102,635
Fontana Unified School District, GO Notes, TRAN
1.75%, 7/2/2004	2,000,000	2,003,231
Fresno Unified School District, COP, Refunding
2%, 5/1/2004 (Insured; MBIA)	355,000	355,274
Gardena, GO Notes, TRAN 3%, 6/2/2004	2,000,000	2,005,033
Gilroy Unified School District, COP
(Measure J. Capital Projects)
5%, 9/1/2004 (Insured; MBIA)	290,000	294,679
Industry, GO Notes, Refunding
2.50%, 7/1/2004 (Insured; MBIA)	795,000	797,942
Industry Urban Development Agency, Tax Allocation
Revenue, Refunding (Civic Recreation Industrial)
5%, 5/1/2004 (Insured; MBIA)	1,000,000	1,003,426
Kern County, COP, Refunding (Beale Memorial Library)
4.60%, 12/1/2004 (Insured; FSA)	250,000	255,703
Lancaster Financing Authority, Tax Allocation Revenue
(Project No. 5 & 6 Redevelopment Projects)
2%, 2/1/2005 (Insured; FGIC)	210,000	211,388
Livermore Valley Joint Unified School District, GO Notes
4.30%, 8/1/2004 (Insured; MBIA)	100,000	101,031

8

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

California (continued)
City of Long Beach, Harbor Revenue, Refunding
5.50%, 5/15/2004 (Insured; FGIC)	175,000		175,921
Los Altos School District, GO Notes, Election of 1998
8%, 8/1/2004 (Insured; MBIA)	345,000		352,908
City of Los Angeles:
COP, Equipment Program 3%, 2/1/2005 (Insured; MBIA)	165,000		167,515
Wastewater System Revenue, Refunding
5.50%, 6/1/2004 (Insured; FGIC)	240,000		241,730
Los Angeles County Metropolitan Transportation Authority
Sales Tax Revenue, Refunding:
2%, 7/1/2004 (Insured; MBIA)	500,000		501,231
5.25%, 7/1/2004 (Insured; MBIA)	250,000		252,590
Los Angeles County Public Works Financing Authority:
LR (Multiple Capital Facilities Project)
4.875%, 6/1/2004 (Insured; AMBAC)	100,000		100,613
Revenue, Refunding (Flood Control District)
2.50%, 3/1/2005 (Insured; MBIA)	110,000		111,297
Los Angeles County Schools Regionalized Business
Services Corporation, COP:
4.75%, 3/1/2005 (Insured; MBIA)	120,000		123,864
County Schools Pooled Financing Program
2.05%, 9/1/2004 (Insured; AMBAC)	200,000		200,000
Los Angeles Department of Airports, Airport Revenue
(Ontario International Airport)
5.60%, 5/15/2004 (Insured; FGIC)	520,000		522,865
Los Angeles Department of Water and Power
Electric Power and Light Revenue:
5%, 6/15/2004	500,000	[b]	509,057
5.25%, 6/15/2004	100,000	[b]	101,825
5.50%, 6/15/2004	100,000	[b]	101,892
Water Revenue (Power System)
5.25%, 7/1/2004	1,230,000		1,242,825
Los Angeles Municipal Improvement Corporation, LR
Refunding (Central Library Project)
3%, 6/1/2004 (Insured; MBIA)	490,000		491,616
Los Angeles Unified School District:
COP (Multiple Properties Project)
4%, 10/1/2004 (Insured; FSA)	100,000		101,401
GO Notes, Election of 1997
4%, 7/1/2004 (Insured; MBIA)	160,000		161,171
Los Gatos Union School District, GO Notes, Election of 2001
3%, 8/1/2004 (Insured; FSA)	450,000		452,760

The Fund 9

STATEMENT OF INVESTMENTS (continued)

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

California (continued)
Marin Emergency Radio Authority, Revenue
(Public Safety and Emergency Radio)
3.65%, 8/15/2004 (Insured; AMBAC)	200,000		201,851
Maywood, COP, VRDN (Infrastructure Financing Project)
1.10% (LOC; Allied Irish Bank)	2,960,000	[a]	2,960,000
Metropolitan Water District of Southern California
Waterworks Revenue 4.375%, 7/1/2004	250,000		251,976
Monrovia Redevelopment Agency, Tax Allocation
Revenue, Refunding (Central Redevelopment Project)
4.35%, 5/1/2004 (Insured; AMBAC)	100,000		100,270
Mount Diablo Unified School District, GO Notes
4%, 8/1/2004 (Insured; FSA)	200,000		201,878
Mount San Antonio Community College District, GO Notes
3.25%, 5/1/2004 (Insured; FGIC)	900,000		901,723
City of Oakland, GO Notes (Measure DD)
2.50%, 1/15/2005 (Insured; MBIA)	230,000		232,432
Oakland State Building Authority, LR
(Elihu M. Harris) 4.10%, 4/1/2004 (Insured; AMBAC)	210,000		210,000
Ontario Redevelopment Agency, Housing Revenue, VRDN
(Terrace View LP) 1.10% (LOC; California State
Teachers Retirement)	2,300,000	[a]	2,300,000
Orange County Local Transportation Authority, Sales Tax
Revenue (Measure M) 5.80%, 2/15/2005 (Insured; FGIC)	100,000		103,977
Orange County Public Financing Authority, LR, Refunding
(Juvenile Justice Center Facility)
3%, 6/1/2004 (Insured; AMBAC)	100,000		100,322
Oroville Union High School District, GO Notes
Election of 2002 4%, 8/1/2004 (Insured; FSA)	225,000		227,205
Pacific Housing and Finance Agency, LR
Lease Power Program
4.625%, 12/1/2004 (Insured; MBIA)	975,000		996,913
City of Pacifica, COP (Public Safety Building Project)
4.50%, 11/1/2004 (Insured; MBIA)	100,000		101,939
Panama-Buena Vista Union School District, GO Notes
Refunding 3.50%, 8/1/2004 (Insured; FSA)	140,000		141,092
Pittsburgh Unified School District, GO Notes, Refunding
3.50%, 8/1/2004 (Insured; FGIC)	220,000		221,733
Placentia-Yorba Linda Unified School District, GO Notes
4%, 8/1/2004 (Insured; FGIC)	165,000		166,560
City of Pomona, COP (General Fund Lease Financing)
10%, 6/1/2004 (Insured; AMBAC)	315,000		319,691

10

	Principal
Tax Exempt Investments (continued)	Amount ($)		Value ($)

California (continued)
Redwood City Public Financing Authority, LR
2.50%, 7/15/2004 (Insured; AMBAC)	560,000		562,159
Reedley Public Financing Authority, LR, Refunding
(Wastewater Treatment Plant)
2.50%, 6/1/2004 (Insured; AMBAC)	100,000		100,215
Rio Linda Union School District, GO Notes, Refunding
6.10%, 8/1/2004 (Insured; FSA)	580,000		589,780
Riverside County Transportation Commission, Sales Tax
Revenue 5.50%, 6/1/2004 (Insured; AMBAC)	380,000		382,771
Riverside Transit Agency, COP, Refunding
2%, 10/1/2004 (Insured; FSA)	250,000		251,041
Sacramento County Sanitation District Financing
Authority, Revenue:
4.80%, 12/1/2004	250,000	[b]	254,388
5.50%, 12/1/2004	100,000	[b]	102,912
San Diego Area Housing and Finance Agency, LR, VRDN:
1.05%, Series A (Liquidity Facility; Societe Generale)	4,555,000	[a]	4,555,000
1.05%, Series B (Liquidity Facility; Societe Generale)	2,640,000	[a]	2,640,000
San Diego County, COP:
Central Jail Refunding 4.50%, 10/1/2004
(Insured; AMBAC)	500,000		508,336
VRDN (Friends of Chabad) 1.10% (LOC; Comerica Bank)	1,500,000	[a]	1,500,000
San Diego County Regional Transportation Commission
Sales Tax Revenue 6%, 4/1/2004 (Insured; AMBAC)	550,000		550,000
San Diego Housing Authority, MFHR, VRDN
(Logan Square Apartments)
1.16% (Liquidity Facility; Merrill Lynch)	1,800,000	[a]	1,800,000
San Francisco City and County, GO Notes
2%, 6/15/2004 (Insured; MBIA)	550,000		551,117
San Francisco City and County Airports Commission
International Airport Revenue:
5.50%, 5/1/2004 (Insured; FGIC)	200,000		200,688
5.625%, 5/1/2005 (Insured; FGIC)	275,000		287,565
San Jose Redevelopment Agency, Tax Allocation Revenue
(Merged Area Redevelopment Project):
2%, 8/1/2004 (Insured; XL Capital Assurance)	300,000		300,945
3%, 8/1/2004 (Insured; MBIA)	630,000		634,180
San Mateo County Community College District, GO Notes
Election of 2001 3%, 9/1/2004 (Insured; FGIC)	200,000		201,567
San Mateo Foster City School District, GO Notes, Refunding
2%, 9/1/2004 (Insured; FSA)	100,000		100,367

The Fund 11

STATEMENT OF INVESTMENTS (continued)

		Principal
Tax Exempt Investments (continued)		Amount ($)		Value ($)

California (continued)
Santa Clara County-El Camino Hospital District
Hospital Facilities Authority Revenue
VRDN (Valley Medical Center Project)
1.03% (LOC; State Street Bank & Trust Co.)		6,000,000	[a]	6,000,000
Santa Clara County Financing Authority, LR, Refunding
4.40%, 11/15/2004 (Insured; AMBAC)		520,000		530,458
South Orange County Public Financing Authority, Special
Tax Revenue 4.20%, 8/15/2004 (Insured; FSA)		250,000		252,965
Southern California Public Power Authority, Electric
Power and Light Revenue, Refunding:
(Palo Verde Project) 5.50%, 7/1/2004 (Insured; AMBAC)		100,000		101,076
(Southern Transmission) 6%, 7/1/2004 (Insured; MBIA)		150,000		151,811
Stockton Community Facilities District
Special Tax Revenue, VRDN (Arch Road East)
1.03% (LOC; Wells Fargo Bank)		2,700,000	[a]	2,700,000
Tobacco Securitization Authority of Southern California
Tobacco Settlement Revenue, VRDN
1.11% (LOC; WestLB AG)		9,900,000	[a]	9,900,000
Tri-City Hospital District, Revenues, Refunding
5.10%, 2/15/2005 (Insured; MBIA)		250,000		258,427
Tulare-Porterville Schools Financing Authority
COP, VRDN (2002 Refinancing Project)
1.02% (Insured; FSA and Liquidity Facility;
Dexia Credit Locale)		7,075,000	[a]	7,075,000
Ventura County Community College District, GO Notes
3%, 8/1/2004 (Insured; MBIA)		200,000		201,263
Victor Valley Union High School District, GO Notes, BAN
1.25%, 6/30/2004		2,000,000		2,001,213
City of Yorba Linda, LR, Refunding, COP
Public Financing Authority
2.50%, 10/1/2004 (Insured; AMBAC)		435,000		437,800
U.S. Related—.6%
Government of Guam, LOR
5%, 12/1/2004 (Insured; FSA)		750,000		768,831
Puerto Rico Electric Power Authority, Electric Power and
Light Revenue, Refunding 6%, 7/1/2004 (Insured; MBIA)		100,000		101,232

Total Investments (cost $	139,751,115)	99.5%		139,751,115
Cash and Receivables (Net)		.5%		746,753
Net Assets		100.0%		140,497,868

12

Summary of Abbreviations
AMBAC	American Municipal Bond	LOC	Letter of Credit
	Assurance Corporation	LOR	Limited Obligation Revenue
BAN	Bond Anticipation Notes	LR	Lease Revenue
COP	Certificate of Participation	MBIA	Municipal Bond Investors Assurance
CP	Commercial Paper		Insurance Corporation
FGIC	Financial Guaranty Insurance	MFHR	Multi-Family Housing Revenue
	Company	RAW	Revenue Anticipation Warrants
FSA	Financial Security Assurance	SWDR	Solid Waste Disposal Revenue
GO	General Obligation	TRAN	Tax and Revenue Anticipation Notes
IDR	Industrial Development Revenue	VRDN	Variable Rate Demand Notes
Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)

F1+, F1		VMIG1, MIG1, P1		SP1+, SP1, A1+, A1	79.1
AAA, AA, A [c]		Aaa, Aa, A [c]		AAA, AA, A [c]	19.5
Not Rated [d]		Not Rated [d]		Not Rated [d]	1.4
					100.0
a Securities payable on demand.Variable interest rate—subject to periodic change.
b	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Notes which are not F, MIG and SP rated are represented by bond ratings of the issuers.
d	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	139,751,115	139,751,115
Cash		790,540
Interest receivable		698,017
Prepaid expenses		14,927
		141,254,599

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(a)		64,721
Payable for investment securities purchased		635,522
Payable for shares of Beneficial Interest redeemed		136
Accrued expenses		56,352
		756,731

Net Assets ( $)		140,497,868

Composition of Net Assets ($):
Paid-in capital		140,501,983
Accumulated net realized gain (loss) on investments		(4,115)

Net Assets ( $)		140,497,868

Shares Outstanding
(unlimited number of $.01 par value shares of Beneficial Interest authorized)		140,568,286
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended March 31, 2004

Investment Income ($):
Interest Income	1,608,375
Expenses:
Management fee—Note 2(a)	731,838
Shareholder servicing costs—Note 2(b)	122,301
Professional fees	54,091
Custodian fees	20,303
Registration fees	15,560
Prospectus and shareholders’ reports	11,395
Trustees’ fees and expenses—Note 2(c)	6,680
Miscellaneous	14,888
Total Expenses	977,056
Investment Income—Net	631,319

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	400
Net Increase in Net Assets Resulting from Operations	631,719

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

		Year Ended March 31,

	2004	2003

Operations ($):
Investment income—net	631,319	1,315,608
Net realized gain (loss) from investments	400	15,578
Net Increase (Decrease) in Net Assets
Resulting from Operations	631,719	1,331,186

Dividends to Shareholders from ($):
Investment income—net	(631,319)	(1,315,608)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	241,978,245	222,395,958
Dividends reinvested	384,982	787,931
Cost of shares redeemed	(248,111,399)	(278,341,076)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(5,748,172)	(55,157,187)
Total Increase (Decrease) in Net Assets	(5,747,772)	(55,141,609)

Net Assets ($):
Beginning of Period	146,245,640	201,387,249
End of Period	140,497,868	146,245,640

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and dis-
tributions.These figures have been derived from the fund’s financial statements.
		Year Ended March 31,

	2004	2003	2002	2001	2000

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.004	.008	.016	.029	.024
Distributions:
Dividends from investment income—net	(.004)	(.008)	(.016)	(.029)	(.024)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	.43	.81	1.58	2.94	2.43

Ratios/Supplemental Data (%):
Ratio of expenses to average net assets	.67	.68	.64	.65	.68
Ratio of net investment income
to average net assets	.43	.81	1.55	2.89	2.40

Net Assets, end of period ($ x 1,000)	140,498	146,246	201,387	176,590	163,310

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus California Tax Exempt Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund’s Board of Trustees to represent the fair value of the fund’s investments.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund received net earnings credits of $13,345 during the period ended March 31, 2004, based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

At March 31, 2004, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $4,115 is available to be applied against future net securities profits, if any, realized subsequent to March 31, 2004. If not applied, the carryover expires in fiscal 2005.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal years ended March 31, 2004 and March 31, 2003, respectively, were all tax exempt income.

At March 31, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

During the period ended March 31, 2004, as a result of permanent book to tax differences, the fund increased net realized gain (loss) on investments by $3,494 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund’s average daily net assets and is payable monthly.

The components of Due to The Dreyfus Corporation and affiliates consists of: management fees $59,848 and transfer agency per account fees $4,873.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended March 31, 2004, the fund was charged $64,432 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for provid-

ing personnel and facilities to perform transfer agency services for the fund. During the period ended March 31, 2004, the fund was charged $30,123 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Legal Matters:

Two class actions have been filed against Mellon Financial and Mellon Bank, N.A., and Dreyfus and Founders Asset Management LLC (the “Investment Advisers”), and the directors of all or substantially all of the Dreyfus funds, alleging that the Investment Advisers improperly used assets of the Dreyfus funds, in the form of directed brokerage commissions and 12b-1 fees, to pay brokers to promote sales of Dreyfus funds, and that the use of fund assets to make these payments was not properly disclosed to investors.The complaints further allege that the directors breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law.The complaints seek unspecified compensatory and punitive damages, rescission of the funds’ contracts with the Investment Advisers, an accounting of all fees paid, and an award of attorneys’ fees and litigation expenses. Dreyfus and the Dreyfus funds believe the allegations to be totally without merit and will defend the actions vigorously.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse affect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

The Fund 21

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees

Dreyfus California Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus California Tax Exempt Money Market Fund, including the statement of investments, as of March 31, 2004 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United Sates. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus California Tax Exempt Money Market Fund at March 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

New York, New York
May 7, 2004

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended March 31, 2004 as “exempt-interest dividends” (not generally subject to regular federal and, for individuals who are California residents, California personal income taxes).

The Fund 23

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60) Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

• The Muscular Dystrophy Association, Director

• Levcor International, Inc., an apparel fabric processor, Director

• Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director • The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

No. of Portfolios for which Board Member Serves: 186

———————

David W. Burke (68) Board Member (1985)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee.

Other Board Memberships and Affiliations:

• John F. Kennedy Library Foundation, Director • U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 83

———————

William Hodding Carter III (69) Board Member (1988)

Principal Occupation During Past 5 Years:

• President and Chief Executive Officer of the John S. and James L. Knight Foundation (1998-p r e s e n t )

Other Board Memberships and Affiliations:

• Independent Sector, Director • The Century Foundation, Director

• The Enterprise Corporation of the Delta, Director • Foundation of the Mid-South, Director

No. of Portfolios for which Board Member Serves: 11

———————

Ehud Houminer (63) Board Member (1994)

Principal Occupation During Past 5 Years:

• Executive-in-Residence at the Columbia Business School, Columbia University

• Principal of Lear,Yavitz and Associates, a management consulting firm, from 1996 to 2001

Other Board Memberships and Affiliations:

• Avnet Inc., an electronics distributor, Director

• International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman • Explore Charter School, Brooklyn, NY, Chairman

No. of Portfolios for which Board Member Serves: 30

Richard C. Leone (63) Board Member (1985)

Principal Occupation During Past 5 Years:

• President of The Century Foundation (formerly,The Twentieth Century Fund, Inc.), a tax exempt research foundation engaged in the study of economic, foreign policy and domestic issues

No. of Portfolios for which Board Member Serves: 11

———————

Hans C. Mautner (66) Board Member (1985)

Principal Occupation During Past 5 Years:

• President—International Division and an Advisory Director of Simon Property Group, a real estate investment company (1998-present) • Director and Vice Chairman of Simon Property Group (1998-2003) • Chairman and Chief Executive Officer of Simon Global Limited (1999-present)

Other Board Memberships and Affiliations:

• Capital and Regional PLC, a British co-investing real estate asset manager, Director

No. of Portfolios for which Board Member Serves: 11

———————

Robin A. Pringle (40) Board Member (1995)

Principal Occupation During Past 5 Years:

• Senior Vice President of Mentor/National Mentoring Partnership, a national non-profit organization that is leading the movement to connect America’s young people with caring adult mentors

No. of Portfolios for which Board Member Serves: 11

———————

John E. Zuccotti (66) Board Member (1985)

Principal Occupation During Past 5 Years:

• Chairman of Brookfield Financial Properties, Inc.

No. of Portfolios for which Board Member Serves: 11

———————

Once elected all Board Members serve for an indefinite term.Additional information about the Board Members, including their address is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 25

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since
March 2000.
Chairman of the Board, Chief Executive
Officer and Chief Operating Officer of the
Manager, and an officer of 96 investment
companies (comprised of 185 portfolios)
managed by the Manager. Mr. Canter also is a
Board member and, where applicable, an
Executive Committee Member of the other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 58 years old and
has been an employee of the Manager since
May 1995.
STEPHEN R. BYERS, Executive Vice
President since November 2002.
Chief Investment Officer,Vice Chairman and a
Director of the Manager, and an officer of 96
investment companies (comprised of 185
portfolios) managed by the Manager. Mr. Byers
also is an officer, director or an Executive
Committee Member of certain other
investment management subsidiaries of Mellon
Financial Corporation, each of which is an
affiliate of the Manager. He is 50 years old and
has been an employee of the Manager since
January 2000. Prior to joining the Manager, he
served as an Executive Vice President-Capital
Markets, Chief Financial Officer and Treasurer
at Gruntal & Co., L.L.C.
MARK N. JACOBS, Vice President since
March 2000.
Executive Vice President, Secretary and
General Counsel of the Manager, and an
officer of 97 investment companies (comprised
of 201 portfolios) managed by the Manager.
He is 58 years old and has been an employee
of the Manager since June 1977.
JOHN B. HAMMALIAN, Secretary since
March 2000.
Associate General Counsel of the Manager,
and an officer of 37 investment companies
(comprised of 46 portfolios) managed by the
Manager. He is 40 years old and has been an
employee of the Manager since February 1991.
STEVEN F. NEWMAN, Assistant
Secretary since March 2000.
Associate General Counsel and Assistant
Secretary of the Manager, and an officer of 97
investment companies (comprised of 201
portfolios) managed by the Manager. He is 54
years old and has been an employee of the
Manager since July 1980.
MICHAEL A. ROSENBERG, Assistant
Secretary since March 2000.
Associate General Counsel of the Manager,
and an officer of 94 investment companies
(comprised of 194 portfolios) managed by the
Manager. He is 44 years old and has been an
employee of the Manager since October 1991.
JAMES WINDELS, Treasurer since
November 2001.
Director – Mutual Fund Accounting of the
Manager, and an officer of 97 investment
companies (comprised of 201 portfolios)
managed by the Manager. He is 45 years old
and has been an employee of the Manager
since April 1985.

ROBERT ROBOL, Assistant Treasurer
since August 2003.
Senior Accounting Manager – Money Market
Funds of the Manager, and an officer of 37
investment companies (comprised of 79
portfolios) managed by the Manager. He is 40
years old and has been an employee of the
Manager since October 1988.
KENNETH J. SANDGREN, Assistant
Treasurer since November 2001.
Mutual Funds Tax Director of the Manager,
and an officer of 97 investment companies
(comprised of 201 portfolios) managed by the
Manager. He is 49 years old and has been an
employee of the Manager since June 1993.
WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.
Vice President and Anti-Money Laundering
Compliance Officer of the Distributor, and the
Anti-Money Laundering Compliance Officer
of 92 investment companies (comprised of 196
portfolios) managed by the Manager. He is 33
years old and has been an employee of the
Distributor since October 1998.

The Fund 27

NOTES

\

For More Information

Dreyfus California
Tax Exempt Money
Market Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor
Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166
To obtain information:

By telephone
Call 1-800-645-6561
By mail Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail Send your request to info@dreyfus.com

On the Internet Information can be viewed online or downloaded from: http://www.dreyfus.com

© 2004 Dreyfus Service Corporation 0357AR0304

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $27,900 in 2003 and $29,295 in 2004.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0.00 in 2003 and $0.00 in 2004.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $15,000 in 2003 and $288,500 in 2004.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,009 in 2003 and $2,687 in 2004. [These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various

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financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies.]

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0.00 in 2003 and $0.00 in 2004.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were less than $0.00 in 2003 and $71 in 2004. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) and (c) of this Item, which required pre-approval by the Audit Committee were $0.00 in 2003 and $0.00 in 2004.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $483,587 in 2003 and $639,435 in 2004.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management

Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date

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of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus California Tax Exempt Money Market Fund

By:	/s/Stephen E. Canter

Stephen E. Canter
President

Date:	May 27, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer

Date:	May 27, 2004

By:	/s/ James Windels

James Windels
Chief Financial Officer

Date:	May 27, 2004

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)

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